UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 4, 2025
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INGRAM MICRO HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-42384	86-2249729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3351 Michelson Drive, Suite 100, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (714) 566-1000
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	INGM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 4, 2025, Ingram Micro Holding Corporation (“Ingram Micro” or the “Company”) held its annual meeting of stockholders virtually. The Company’s stockholders considered and voted upon four matters at the meeting, with final voting results as follows:

Proposal 1 – Election of Directors
The Company’s stockholders elected each of Craig Ashmore, Christian Cook, Leslie Heisz, and Alain Monié to serve as a director of the Company until the 2028 annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified.

Name	For	Withheld	Broker Non-Vote
Craig Ashmore	219,236,912	12,953,452	1,765,409
Christian Cook	219,154,173	13,036,191	1,765,409
Leslie Heisz	227,838,728	4,351,636	1,765,409
Alain Monié	219,238,733	12,951,631	1,765,409

Proposal 2 – Advisory Vote on Executive Compensation
The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
231,113,490	1,075,605	1,269	1,765,409

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The Company’s stockholders voted to approve, on an advisory basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
232,172,814	2,542	12,712	2,296	1,765,409
In consideration of the stockholders’ vote, and consistent with the recommendation of the board of directors, the board of directors has determined that, going forward, the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis.

Proposal 4 – Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

For	Against	Abstain	Broker Non-Vote
233,842,087	111,459	2,227	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO HOLDING CORPORATION

By:	/s/ Augusto Aragone
Name:	Augusto Aragone
Title:	Executive Vice President, Secretary and General Counsel
Date: June 9, 2025